UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SilverBox Corp IV
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 31, 2026, SilverBox Corp IV filed with the Securities and Exchange Commission the following proxy statement supplement (and annexes thereto) for its upcoming Extraordinary General Meeting in lieu of Annual General Meeting, which is scheduled to take place on Tuesday, August 11, 2026:

SilverBox Corp IV
8701 Bee Cave Road

East Building, Suite 310
Austin, TX 78746

July 31, 2026

PROXY STATEMENT SUPPLEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 10:00 a.m. Eastern Time on August 11, 2026

This Proxy Statement Supplement (this “Supplement”) of SilverBox Corp IV (“we,” “us,” “our” or the “Company”) supplements the Proxy Statement, dated July 17, 2026 (the “Proxy Statement”), with respect to the Extraordinary General Meeting of the Company, which is scheduled to take place at 10:00 a.m. Eastern time on Tuesday, August 11, 2026 (the “Meeting”). The information in this Supplement merely supplements and, to the extent applicable, amends the information in the Proxy Statement. This Supplement does not contain all of the information that is relevant to the Meeting or that may be important to you. You should read carefully the entire Proxy Statement, as supplemented and amended by this Supplement, before voting on any of the proposals to be presented at the Meeting.

Capitalized terms that appear in this Supplement and are not defined herein have the respective meanings assigned to them in the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT

Q:	Why am I receiving this Supplement and the enclosed revised proxy card or voting instruction form? In what way do these materials amend the original Proxy Statement and proxy card?

A:	This Supplement and the enclosed revised proxy card (the “New Proxy Card”) or voting instruction form are being sent to you in connection with the solicitation of proxies by our board of directors (the “board”) for use at the Meeting or at any adjournments or postponements thereof. This Supplement, when read together with the Proxy Statement, summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

The Company is modifying Proposal No. 1 (the “Extension Amendment Proposal”) as it appears in the Proxy Statement in order to lengthen the duration of the proposed extension period (the “Extension Amendment”) under the Company’s amended and restated memorandum and articles of association (the “Articles”) to be presented for approval at the Meeting.

As reflected in the updated proxy materials, in place of requesting an extension from August 19, 2026 to December 19, 2026, as appears in the original Proxy Statement and proxy card that were distributed to the Company’s shareholders of record, the Company will seek, at the Meeting, an extension from August 19, 2026 to April 15, 2027 (the “Extension” and such date, the “Extended Date”), under the Extension Amendment Proposal.

Other than the above-described lengthening of the proposed extension period under the Articles, the revised proxy materials do not alter any other aspects of any of the proposals to be presented to the Meeting. Specifically, Proposal Nos. 2 and 3 are not modified in any manner by this Supplement.

The Company has also been advised by the Sponsor that, subject to the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Sponsor intends to convert 4,999,999 Class B ordinary shares into 4,999,999 Class A ordinary shares, on a one-to-one basis, leaving one Class B ordinary share outstanding (which will continue to be held by the Sponsor).

Q:	What are the proposals that are modified by this Supplement that will be voted on at the Meeting?

A:	Revised Proposal No. 1 that you are being asked to vote on at the Meeting, as modified, is as follows:

1.	Proposal No. 1 — A proposal to amend our Articles, as set forth in Annex A to this Supplement, to extend the date by which we have to consummate our initial business combination from August 19, 2026 to April 15, 2027.

Q.	Why are you asking for a longer extension in this Supplement under the Extension Amendment Proposal, and why should I vote in favor of such proposals?

A:	Our board believes that our shareholders will benefit from our consummating the Proposed Business Combination and is proposing the Extension Amendment to extend the date by which we may complete an initial business combination. After publishing the Proxy Statement, our management considered the expected timing for the Proposed Business Combination and determined that we may need some time in excess of the extension to December 19, 2026 that was originally proposed in the Proxy Statement to complete the Proposed Business Combination. Consequently, in order to enable us to complete the Proposed Business Combination as efficiently as possible, without requiring potential additional shareholder meetings to approve extensions for the deadline for completing a business combination under the Articles, we are lengthening the extension that we seek under the proposed Extension Amendment to April 15, 2027 rather than the current August 19, 2026 deadline. Your vote in favor of the Extension Amendment Proposal is required for us to implement such extension under the Extension Amendment.

In connection with the Extension Amendment Proposal shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Proposed Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Proposed Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Proposed Business Combination, at this time. We will seek approval of the Proposed Business Combination, among other things, at a separate extraordinary general meeting pursuant to a separate proxy statement/prospectus. If the Extension Amendment is not approved, we may not be able to consummate the Proposed Business Combination before August 19, 2026. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that is set forth in the business combination agreement relating to the Proposed Business Combination. As a result, while Parataxis would have the right to waive any related closing condition in certain circumstances, the Proposed Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

Q.	How do I vote?

A.	If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means as provided herein), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy. If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I change my vote?

A:	If you are a holder of record of our ordinary shares, you can revoke your proxy at any time before the Extraordinary General Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET August 10, 2026. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company. Email: spacredemptions@continentalstock.com . If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Proxy Statement remains unchanged and the Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to Continental Stock & Transfer Company by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Extraordinary General Meeting while the polls are open (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this Supplement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement for examples of forward-looking statements in the Proxy Statement or in this Supplement and please also see the section titled “Risk Factors” in the Proxy Statement for a description of some of the risks that accompany such forward-looking statements.

ANNEX A

REVISED PROPOSED AMENDMENT

TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
SILVERBOX CORP IV (THE “COMPANY”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.7(a) by deleting the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles; or:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by April 15, 2027 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, or:”;

REVISED PROXY CARD

2026 Proposal 3 - Adjournment Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2 or (ii) where the Board has determined it is otherwise necessary. Proposal 1 - Extension Amendment Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from August 19, 2026 to April 15, 2027. Proposal 2 – Redemption Limitation Amendment Amend the Company’s amended and restated memorandum and articles of association to eliminate the limitation that the Company may not redeem the Class A ordinary shares included as part of the units sold in the Company’s IPO to the extent that such redemption would result in the Company having net tangible assets to be less than $5,000,001. SILVERBOX CORP IV FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark your votes like this X 207620 Silverbox Corp IV Proxy Card Rev4 - Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https:// www.cstproxy.com/silverboxcorpiv/ext2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 10, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SILVERBOX CORP IV The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated July 17, 2026, in connection with the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on August 11, 2026 at the offices of Paul Hastings LLP, located at 515 South Flower Street, Twenty-Fifth Floor, Los Angeles, CA 90071, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Stephen Kadenacy, Joseph Reece and Daniel Esters, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of SilverBox Corp IV (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any postponement or adjournment thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on August 11, 2026 The Notice of Extraordinary General Meeting and the Accompanying Proxy Statement are Available at https://www.cstproxy.com/silverboxcorpiv/ext2026 207620 Silverbox Corp IV Proxy Card Rev4 - Back